                                                                   EXHIBIT 10.P


                                      FIFTH AMENDMENT and WAIVER dated as of
                                      October 11, 1994 to the CREDIT AGREEMENT dated as of November 21, 1991 (as the same has been amended by the Amendment and Waiver dated as of August 27, 1993, the Amendment and Waiver dated as of September 14, 1993, the Amendment dated as of December 7, 1993, the Amendment and Waiver dated as of July 27, 1994 and as the same may be further amended, supplemented or modified from time to time in accordance with its terms, the "Credit Agreement), among NAPCO SECURITY SYSTEMS, INC., a Delaware corporation (the "Borrower"), the guarantors signatory hereto (collectively, the "Guarantors"), the lenders named in
                                      SCHEDULE 2.01 and 2.06 of the Credit
                                      Agreement (collectively, the "Lenders")
                                      and CHEMICAL BANK, as agent for the
                                      Lenders (in such capacity, the "Agent").

WHEREAS, the Borrower and the Guarantors wish to amend and waive certain provisions of the Credit Agreement;

WHEREAS, the Lenders and the Agent have consented to amend and waive the Credit Agreement to reflect the requests herein set forth;

NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:


     1.    Waiver of Article VII. NEGATIVE COVENANTS. Section 7.08. Tangible
           -----------------------------------------------------------------
           Net Worth.
           ----------

           Compliance with Article VII. Section 7.08. of the Credit Agreement is hereby waived for the fiscal year ended June 30, 1994 to permit Tangible Net Worth plus Subordinated Indebtedness of the Borrower and its Consolidated subsidiaries to be less than $25,566,000 as of the fiscal year ended June 30, 1994 provided, however, Tangible Net Worth plus Subordinated Indebtedness of the Borrower and its Consolidated subsidiaries was not less than $24,821,000 as of such fiscal year end.
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2.     Amendment to Article VII. NEGATIVE COVENANTS. Section 7.08.
       -----------------------------------------------------------
       Tangible Net Worth.
       -------------------

       Article VII. Section 7.08. of the Credit Agreement is hereby amended by deleting the number "$26,000,000" contained in subsection (ii) thereof and substituting therefor the number "$24,821,000".

3.     Waiver of Article VII. NEGATIVE COVENANTS. Section 7.10. Current
       ----------------------------------------------------------------
       Ratio.
       ------

       Compliance with Article VII. Section 7.10. of the Credit Agreement is hereby waived for the fiscal year ended June 30, 1994 to permit the Current Ratio of the Borrower and its Consolidated subsidiaries to be less than 2.00 to 1.0 as of the fiscal year ended June 30, 1994 provided, however, such ratio was not less than 1.99 to 1.0 as of such fiscal year end.

4.     Amendment to Article VII. NEGATIVE COVENANTS. Section 7.10.
       -----------------------------------------------------------
       Current Ratio.
       --------------

       Section 7.10. of the Credit Agreement is hereby amended by deleting it in its entirety and by substituting the following therefor:

          "SECTION 7.10. CURRENT RATIO. Permit the Current Ratio of the Borrower and its Consolidated Subsidiaries (i) to be less than 1.99 to 1.00 from July 1, 1994 until June 29, 1995, (ii) to be less than
          2.00 to 1.00 from June 30, 1995 until June 29, 1996 and (iii) to be less than 2.25 to 1.00 at all times from June 30, 1996 and thereafter."

5.     Waiver of Article VII. NEGATIVE COVENANTS. Section 7.14. Total
       --------------------------------------------------------------
       Unsubordinated Liabilities to Tangible Net Worth Ratio.
       -------------------------------------------------------

       Compliance with Article VII. Section 7.14. of the Credit Agreement is hereby waived for period commencing on July 1, 1994 and ending on July 26, 1994 to permit the ratio of Total Unsubordinated Liabilities of the Borrower and its Consolidated subsidiaries to Tangible Net Worth of the Borrower and its Consolidated subsidiaries plus Consolidated Subordinated Indebtedness to be greater than 1.00 to 1.0 provided, however; such ratio was not greater than 1.04 to 1.0.
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    6.     Waiver of Article VII. NEGATIVE COVENANTS. Section 7.18. Debt
           -------------------------------------------------------------
           Service Coverage Ratio.
           -----------------------

           Compliance with Article VII. Section 7. 18. of the Credit Agreement is hereby waived for the fiscal year ended June 30, 1994 to permit the Debt Service Coverage Ratio of the Borrower and its Consolidated subsidiaries to be less than 1.10 to 1.0 as of the fiscal year ended June 30, 1994 provided, however, such ratio was not less than 1.02 to 1.0 as of such fiscal year end.

    7.     Amendment to Article VII. NEGATIVE COVENANTS. Section 7.18. Debt
           ----------------------------------------------------------------
           Service Coverage Ratio.
           -----------------------

           Section 7. 18 of the Credit Agreement is hereby amended by deleting it in its entirety and by substituting the following therefor:

           "SECTION 7.18. DEBT SERVICE COVERAGE RATIO. Permit the Debt Service Ratio of the Borrower and its Consolidated subsidiaries to be less than:

              (i) 1.02 to 1.00 at all times from July 1, 1994 until June 29,
                  1995;

             (ii) 1.15 to 1.00 at all times from June 30,1995 until June
                  29, 1997; and

            (iii) 1.10 to 1.00 at all times from June 30, 1997 and thereafter."

    8.     Amendment to Article VII NEGATIVE COVENANTS. Section 7.19.
           ----------------------------------------------------------
           Inventory Reliance.
           -------------------

           Section 7.19 of the Credit Agreement is hereby amended by deleting it in its entirety and by substituting the following therefor:

             "Section 7.19 INVENTORY RELIANCE. Permit the Inventory Reliance of the Borrower and its Consolidated subsidiaries to be more than (i) 18% at all times from July l, 1994 until June 29, 1995; (ii) 15% at all times from June 30, 1995 until June 29, 1996; and (iii) 10% at all times from June 30, 1996 and thereafter.


This FIFTH AMENDMENT and WAIVER shall be construed and enforced in accordance with the laws of the State of New York.

Except as expressly amended, waived or consented to hereby, the Credit Agreement shall remain in full force and effect in accordance with the original terms thereof.
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                                      -4-

This FIFTH AMENDMENT and WAIVER herein contained is limited specifically to the matters set forth above and does not constitute directly or by implication an amendment or waiver of any other provision of the Credit Agreement or any default which may occur or may have occurred under the Credit Agreement.

The Borrower hereby represents and warrants that, after giving effect to this FIFTH AMENDMENT and WAIVER, no Event of Default or Default exists under the Credit Agreement or any other related document.

Please be advised that should there be a need for further amendments or waivers with respect to these covenants or any other covenants, those requests shall be evaluated by the Agent and the Lenders when formally requested, in writing, by the Borrower and the Guarantors.

This FIFTH AMENDMENT and WAIVER may be executed in two or more counterparts, each of which shall constitute an original, but all of which when, taken together shall constitute but one FIFTH AMENDMENT and WAIVER. The FIFTH AMENDMENT and WAIVER shall become effective when (i) duly executed counterparts hereof which, when taken together, bear the signatures of each of the parties hereto shall have been delivered to the Agent, (ii) the Agent shall have received copies of (a) the executed Eighth Amendment and Waiver to the Letter of Credit and Bond Purchase Agreement dated as of April 1, 1985 between the Borrower and Chemical Bank, in the form attached hereto as Exhibit A and
(b) the executed First Amendment and Waiver to the Loan Agreement dated as of July 27, 1994 among the Company, the Guarantors named therein, Chemical Bank, The Bank of New York and Chemical Bank, as Agent, in the form attached hereto as Exhibit B, and (iii) the Agent shall have received, for its satisfactory review, a "draft" of the Borrower's audited financial statements for the fiscal year ended June 30, 1994.

Capitalized terms used herein and not otherwise defined herein shall have the same meanings as defined in the Credit Agreement.

IN WITNESS WHEREOF, the Borrower, the Guarantors and the Agent have caused this FIFTH AMENDMENT and WAIVER to be duly executed by their duly authorized officers, all as of the day and year first above written.



                                     NAPCO SECURITY SYSTEMS, INC.



                                     By: /s/ K. S. Buchel, VP
                                        ------------------------
                                     Name:
                                     Title:

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                                      Guarantors:

                                      NAPCO SECURITY SYSTEMS
                                      INTERNATIONAL, INC.
                                      UMI MANUFACTURING CORP.
                                      RALTECH LOGIC, INC.
                                      E.E. ELECTRONIC
                                      COMPONENTS, INC.
                                      ALARM LOCK SYSTEMS, INC.
                                      DERRINGER SECURITY
                                      SYSTEMS, INC.



                                      By: /s/ K. S. Buchel, VP
                                         -------------------------
                                      Name:
                                      Title:

CHEMICAL BANK, as Agent and Lender



By: /s/ Frank L. Arceri
   -------------------------
Name: Frank L. Arceri
Title: Vice President